              As filed with the Securities and Exchange Commission
                              on September 2, 1998




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                          -----------------------------

                                    Form 8-KA

                                 Current Report

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                          -----------------------------

         Date of report (Date of earliest event reported): July 20, 1998


                          DALTEX MEDICAL SCIENCES, INC.
                          -----------------------------
               (exact Name of registrant as specified in charter)

Delaware                           0-14026                  13-3174562
--------                           -------                  ----------
(State or other                    (Commission              (IRS Employer
jurisdiction                       File No.)                Identification No.
of incorporation)

7777 Glades Road, Boca Raton, Florida                            33434
-------------------------------------                            -----
(Address of principal executive offices)                       (Zip Code)


                                 (561) 994-0511
                                 --------------
               Registrant's telephone number, including area code


                                 Not applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

Item 7. -- Financial Statements and Exhibits

           (b) Pro Forma Financial Statements


                          DALTEX MEDICAL SCIENCES, INC.
                        (A Development Stage Enterprise)

                         PRO FORMA FINANCIAL STATEMENTS

The accompanying pro forma financial statements amend form 8-K originally filed with the Securities and Exchange Commission on July 27, 1998 and give effect to the Company entering into a "Settlement and Mutual Release Agreement" with The Trustees of Columbia University, on July 20, 1998, dated April 30, 1998. Under the Settlement agreement the Registrant has reassigned and granted back Columbia all of its rights, title and interest as Columbia's exclusive licensee to certain proprietary rights pursuant to certain license agreements with Columbia. The pro forma balance sheet has been prepared as if the transaction had occurred on April 30, 1998. The pro forma statements of operation for the nine months ended April 30, 1998, and year ended July 31, 1997, have been prepared as if the transaction has occurred on August 1, 1996 and 1997 respectively. These unaudited pro forma financial statements should be read in conjunction with the Company's financial statements. The pro forma information is not necessarily indicative of the results that would have been reported has such events actually occurred on the dates specified, nor is it indicative of the Company's future results.

                          DALTEX MEDICAL SCIENCES, INC.
                        (A Development Stage Enterprise)
                       UNAUDITED PRO FORMA BALANCE SHEETS
                                 APRIL 30, 1998

ASSETS
                                                                       Pro forma              Pro forma
                                                 Historical           Adjustments              Adjusted
                                                 ----------           -----------              --------
Current assets:
  Cash and cash equivalents                     $     2,655          $                       $     2,655
  Accounts receivable                                22,943              (22,943)(1)
  Prepaid royalty                                    85,000              (85,000)(1)                --
                                                -----------          -----------             -----------

          Total current assets                      110,598             (107,943)                  2,655
                                                -----------          -----------             -----------

Prepaid royalty                                      80,000              (80,000)(1)
Other assets                                          3,375               (3,375)(1)                --
                                                -----------          -----------             -----------

                                                $   193,973          $  (191,318)            $     2,655
                                                ===========          ===========             ===========
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses         $   902,744          $  (735,364)(2)             167,380
  Advanced royalty payments                         170,000             (170,000)(1)                --
                                                -----------          -----------             -----------

          Total current liabilities               1,072,744             (905,364)                167,380
                                                -----------          -----------             -----------

Advanced royalty payments                           160,000             (160,000)(1)                --
                                                -----------          -----------             -----------

Stockholders' deficit
  Common stock                                       86,327                                       86,327
  Additional paid-in capital                      6,816,369                                    6,816,369
  Retained deficit                               (7,941,467)             874,046              (7,067,421)
                                                -----------          -----------             -----------

          Total stockholders' deficit            (1,038,771)             874,046                (164,725)
                                                -----------          -----------             -----------

                                                $   193,973          $  (191,318)            $     2,655
                                                ===========          ===========             ===========

(1) Represents the write off of royalty accounts receivables, prepaid royalty fees, other related assets, and deferred royalty fee income no longer to be amortized by the Company.

(2) Reflects the release of all royalties, sublicense fees, and development fees earned or otherwise owing to Columbia, and all amounts due and owing Columbia and its counsel for patent prosecution and other legal fees approximating $765,000 less $70,000. Includes the accrual of $60,000 due to an officer as a term of his employment agreement and the write off additional related accounts payable and accrued expenses approximating $25,364.

                          DALTEX MEDICAL SCIENCES, INC.
                        (A Development Stage Enterprise)
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                        NINE MONTHS ENDED APRIL 30, 1998

                                                                                Pro forma                Pro forma
                                                          Historical           Adjustments                Adjusted
                                                          ----------           -----------                --------
Revenues:
License fees, grants and royalties                       $   270,138           $  (270,138)             $        --
Interest and other income                                      2,000                    --                    2,000
                                                         -----------           -----------              -----------

                                                             272,138              (270,138)                   2,000
                                                         -----------           -----------              -----------

General and administrative expenses                          246,355              (179,308)                  67,047
                                                         -----------           -----------              -----------


Net income (loss) from operations                             25,783               (90,830)                 (65,047)

Net gain on settlement release plus disposition
   of other net assets and liabilities                            --               964,876  (3)             964,876
                                                         -----------           -----------              -----------

Net income (loss)                                        $    25,783           $   874,046              $   899,829
                                                         ===========           ===========              ===========

Net income (loss) per share                              $       .00                                    $      (.10)
                                                         ===========                                    ===========

Weighted average shares outstanding                        8,633,000                                      8,633,000
                                                         ===========                                    ===========

(1) Includes the reversal of all current period income associated the reassigned propriety license rights.

(2) Includes the reversal of all current period and expense associated the reassigned propriety license rights less the accrual of $60,000 due to an officer as a term of his employment agreement.

(3) Reflects the release of all royalties, sublicense fees, and development fees earned or otherwise owing to Columbia, and all amounts due and owing Columbia and its counsel for patent prosecution and other legal fees approximating $765,000 less $70,000, and the write off of royalty accounts receivables, prepaid royalty fees, other related assets and deferred royalty fee income no longer to be amortized by the Company less the amounts reversed in the current period.

                          DALTEX MEDICAL SCIENCES, INC.
                        (A Development Stage Enterprise)
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                            YEAR ENDED JULY 31, 1997

                                                                                       Pro forma            Pro forma
                                                                      Historical       Adjustments           Adjusted
                                                                      ----------       -----------           --------
Revenues:
License fees, grants and royalties                                   $    317,711     $   (317,711)  (1)  $          -
Interest and other income                                                  50,346          (50,000)  (1)           346
                                                                     ------------    -------------        ------------

                                                                          368,057         (367,711)                346
                                                                     ------------    -------------        ------------

General and administrative expenses                                       370,289         (147,357)  (2)       222,932
                                                                     ------------    -------------        ------------

Net income (loss) from operations                                          (2,232)        (220,354)           (222,586)

Net gain on settlement release plus disposition                                 -
   of other net assets and liabilities                                                   1,141,050   (3)     1,141,050
                                                                     ------------    -------------        ------------
                                                                                -

Net income (loss)                                                    $     (2,232)    $    920,696        $    918,464

Net income (loss) per share                                          $        .00                         $       (.11)
                                                                     ============                         ============

Weighted average shares outstanding                                     8,633,000                            8,633,000
                                                                     ============                         ============



(1) Includes the reversal of all current period income associated the reassigned propriety license rights

(2) Includes the reversal of all current period and expense associated the reassigned propriety license rights less the accrual of $60,000 due to an officer as a term of his employment agreement.

(3) Reflects the release of all royalties, sublicense fees, and development fees earned or otherwise owing to Columbia, and all amounts due and owing Columbia and its counsel for patent prosecution and other legal fees approximating $765,000 less $70,000 and the write off of royalty accounts receivables, prepaid royalty fees, other related assets and deferred royalty fee income no longer to be amortized by the Company less the amounts reversed in the current period.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DALTEX MEDICAL SCIENCES, INC.


Date: October 2, 1998                     By: /s/ Bruce Hausman
                                             --------------------------
                                              Bruce Hausman
                                              President & CEO